                                                --------------------------------
                                                       EXECUTION VERSION
                                                --------------------------------

                               THIRD AMENDMENT TO
                               ------------------
                           MASTER REPURCHASE AGREEMENT
                           ---------------------------
                (WACHOVIA TRANSACTION WITH NRFC WA HOLDINGS, LLC)

         THIS THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of
September 30, 2005 (this "Amendment No. 3"), is entered into by and among NRFC
WA HOLDINGS, LLC, as the seller (in such capacity, the "Seller"), WACHOVIA BANK,
NATIONAL ASSOCIATION, as the buyer (in such capacity, the "Buyer"), and
NORTHSTAR REALTY FINANCE CORP., as the guarantor (the "Guarantor"), and consented to by NRFC SUB-REIT CORP., as the pledgor (the "Pledgor"), WELLS FARGO
BANK, NATIONAL ASSOCIATION (f/k/a Wells Fargo Bank Minnesota, N.A.), as the
custodian (in such capacity, the "Custodian"), and WACHOVIA BANK, NATIONAL
ASSOCIATION, as the swap counterparty (in such capacity, the "Swap
Counterparty"). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, the Seller, the Guarantor and the Buyer are parties to that certain Master Repurchase Agreement (including all annexes, exhibits and schedules thereto), dated as of July 13, 2005, as amended by that certain First
Amendment to Master Repurchase Agreement, dated as of August 24, 2005
("Amendment No. 1") and that certain Second Amendment to Master Repurchase
Agreement, dated as of September 20, 2005 ("Amendment No. 2") (as such Master
Repurchase Agreement is amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, including pursuant to
Amendment No. 1, Amendment No. 2 and this Amendment No. 3, the "Repurchase
Agreement");

         WHEREAS, the Seller desires to make certain modifications to the
Repurchase Agreement;

         WHEREAS, the Buyer is willing to modify the Repurchase Agreement as requested by the Seller on the terms and conditions specified herein; and

         WHEREAS, the Pledgor, the Custodian and the Swap Counterparty are
parties to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 3 and desire to consent to the amendments and modifications set forth herein.

         NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1.   AMENDMENTS TO REPURCHASE AGREEMENT.
                      -----------------------------------

         (a)   The following new definitions are added to Section 1(a) of
Annex I to the Repurchase Agreement:

               (1)    "CDO Closing Date: The Business Day on which certain
               Purchased Assets are repurchased by the Seller and sold into the
               CDO Securitization."

               (2)    "Temporary Increase Amount: $200,000,000."

               (3)    "Ramp-Up Pricing: Defined in Section 24 of Annex I to the
               Repurchase Agreement."

         (b)   The following definitions in Section 1(a) of Annex I to the
Repurchase Agreement are hereby amended and restated as follows:

               (1)    "Temporary Increase Expiration Date: The earlier of (a)
               six (6) months from the date of this Amendment No. 3 (or, if such day is not a Business Day, the next succeeding Business Day) and
               (b) the CDO Closing Date."

               (2)    "Temporary Increase Period: The period of time from the
               date of this Amendment No. 3 to and including the Temporary
               Increase Expiration Date."

               (3)    "Temporary Increase Indebtedness: The aggregate amount of
               the Purchase Price outstanding that exceeds $150,000,000."

               (4)    "Maximum Amount: Means (a) during the Temporary Increase
               Period, $350,000,000 and (b) after the Temporary Increase Period,
               (i) in the event the Seller repays the Temporary Increase
               Indebtedness plus all accrued and unpaid Price Differential thereon and all related Breakage Costs on or before the Temporary
               Increase Expiration Date, $150,000,000 and (ii) in the event the
               Seller does not satisfy clause (b)(i) of this definition,
               $350,000,000; provided, however, on and after the Facility
               Maturity Date, the Maximum Amount shall mean the aggregate
               Purchase Price outstanding for all Transactions."

         (c)   Section 24 of Annex I to the Repurchase Agreement is hereby amended and restated as follows:

                                       2

               "Section 24  Temporary Increase Period.
               -----------  --------------------------

               During the Temporary Increase Period, (a) with respect to
               Mortgage Assets that are eligible for the CDO Securitization and that the Buyer has agreed to purchase (other than Over-Advance
               Assets), the Seller may elect, on or before the related Purchase
               Date by written notice to the Buyer, the Advance Rates and the
               Pricing Spreads reflected on Schedule 1 to this Amendment No. 3
               (collectively, the "Ramp-Up Pricing") in lieu of the Advance Rate and Pricing Spreads contained in the Fee Letter that are
               otherwise applicable to such Mortgage Assets (each such Purchased
               Asset, a "Ramp-Up Asset"), (b) the Unused Fee shall not accrue on the unused portion of the Temporary Increase Amount (but it shall accrue on the unused portion of the Maximum Amount in effect prior to Amendment No. 2 (i.e., $150,000,000) subject to the terms of the Fee Letter) and (c) a commitment fee shall be payable by the Seller to the Buyer on the Temporary Increase
               Amount only in accordance with clause (b) of the second to last sentence of this Section 24. In the event the Seller elects the
               Ramp-Up Pricing for any Purchased Asset and any such Ramp-Up
               Assets are not repurchased by the Seller and sold into the CDO
               Securitization on or before the Temporary Increase Expiration
               Date, (i) the Ramp-Up Pricing shall cease to be effective with respect to each such Purchased Asset from and after the Temporary
               Increase Expiration Date and, thereafter, the Advance Rate and
               Pricing Spread for each such Purchased Asset shall be the
               applicable Pricing Spread and Advance Rate set forth in the Fee
               Letter and (ii) the Seller shall, on or before the Temporary
               Increase Expiration Date, make principal payments to the Buyer as necessary so that the Purchase Price outstanding for each such
               Ramp-Up Asset is equal to or less than the Purchase Price based on the applicable Advance Rate set forth in the Fee Letter. On or before the Temporary Increase Expiration Date, the Seller shall either (a) pay to the Buyer the aggregate outstanding Temporary
               Increase Indebtedness, any accrued Price Differential thereon and any related Breakage Costs or (b) provided the CDO Securitization has not closed, (i) the Seller shall pay to the Buyer on the
               Temporary Increase Expiration Date a commitment fee in the amount of the product of the Temporary Increase Amount and 48 basis points, (ii) the Maximum Amount shall remain at $350,000,000 subject to the definition thereof, and (iii) the Unused Fee shall commence accruing based on the full amount of the Maximum Amount specified in the preceding clause (ii) subject to the terms of the Fee Letter. Notwithstanding the Buyer's agreement to this
               Amendment No. 3, including, without limitation, the preceding sentence, the Buyer, has, retains and does not waive any of its rights and/or benefits under the Repurchase Documents, including without limitation, the ability to determine at any time the
               Asset Value of one or more Purchased Assets."

         SECTION 2.   AMENDMENT TO CUSTODIAL AGREEMENT.
                      ---------------------------------

         (a)   Subsection 3.1(e)(i) is amended by deleting the words "a copy of"
at the beginning of this Subsection.

                                       3

         SECTION 3.   REPURCHASE DOCUMENTS IN FULL FORCE AND EFFECT AS MODIFIED.
                      ----------------------------------------------------------

         Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to the Repurchase Agreement shall be deemed to mean the Repurchase Agreement as modified by this Amendment
No. 3. This Amendment No. 3 shall not constitute a novation of the Repurchase
Agreement, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Agreement, as modified by this Amendment No. 3, as though such terms and conditions were set forth herein.

         SECTION 4.   REPRESENTATIONS.
                      ----------------

         Each of the Seller, the Guarantor and the Pledgor represents and warrants, as of the date of this Amendment No. 3, as follows:

         (a)   it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

         (b)   the execution, delivery and performance by it of this Amendment
No. 3 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Governing Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation,
Indebtedness or Guarantee Obligation;

         (c)   no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other
Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 3;

         (d)   this Amendment No. 3 has been duly executed and delivered by it;

         (e)   this Amendment No. 3, as well as each of the Repurchase Documents as modified by this Amendment No. 3, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

         (f)   no Default or Event of Default exists or will exist after giving effect to this Amendment No. 3; and

         (g)   each of the Repurchase Documents is in full force and effect and neither the Seller, the Guarantor nor the Pledgor have any defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Seller, the Guarantor, the Pledgor or any other
Person with respect to this Amendment No. 3, the Repurchase Agreement, the
Repurchase Documents or any other instrument, document and/or agreement described

                                       4

herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller to repay the Obligations and other amounts due under the Repurchase Documents.

         SECTION 5.   CONDITIONS PRECEDENT.
                      ---------------------

         The effectiveness of this Amendment No. 3 is subject to the following conditions precedent: (i) delivery to the Buyer of this Amendment No. 3 duly executed by each of the parties hereto; (ii) delivery to the Buyer of an Opinion of Counsel with respect to the enforceability of this Amendment No. 3 on behalf of the Seller, the Pledgor and the Guarantor; (iii) payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and (iv) such other documents, agreements or certifications as the Buyer may reasonably require.

         SECTION 6.   MISCELLANEOUS.
                      --------------

         (a)   This Amendment No. 3 may be executed in any number of
counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b)   The descriptive headings of the various sections of this
Amendment No. 3 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c)   This Amendment No. 3 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

         (d)   The interpretive provisions of Section 1(b) of Annex I of the
Repurchase Agreement are incorporated herein mutadis mutandis.

         (e)   This Amendment No. 3 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         (f)   THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES UNDER THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       5

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:                          NRFC WA HOLDINGS, LLC,
                                     a Delaware limited liability company

                                     By: /s/ Daniel R. Gilbert
                                        -------------------------------------
                                     Name:  Daniel R. Gilbert
                                          -----------------------------------
                                     Title: Executive Vice President
                                           ----------------------------------

                                     Address for Notices:

                                     NRFC WA Holdings, LLC
                                     c/o NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York 10022
                                     Attention:         Mark E. Chertok
                                                        Richard McCready
                                                        Daniel R. Gilbert
                                     Facsimile No.:     (212) 208-2651
                                                        (212) 319-4558
                                     Confirmation No.:  (212) 319-2618
                                                        (212) 319-2623
                                                        (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York 10022
                                     Attention:         Robert J. Grados, Esq.
                                     Facsimile No.:     (212) 230-7830
                                     Confirmation No.:  (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-1

THE GUARANTOR:                       NORTHSTAR REALTY FINANCE CORP.,
                                     a Maryland corporation

                                     By: /s/ Daniel R. Gilbert
                                        ----------------------------------------
                                     Name:  Daniel R. Gilbert
                                          --------------------------------------
                                     Title: Executive Vice President
                                           -------------------------------------

                                     Address for Notices:

                                     NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York 10022
                                     Attention:         Mark E. Chertok
                                                        Richard McCready
                                                        Daniel R. Gilbert
                                     Facsimile No.:     (212) 208-2651
                                                        (212) 319-4558
                                     Confirmation No.:  (212) 319-2618
                                                        (212) 319-2623
                                                        (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York  10022
                                     Attention:         Robert J. Grados, Esq.
                                     Facsimile No.:     (212) 230-7830
                                     Confirmation No.:  (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-2

THE BUYER:                           WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, a national banking association

                                     By: /s/ Joe Cannon
                                         ---------------------------------------
                                     Name:  Joe Cannon
                                           -------------------------------------
                                     Title: Associate
                                            ------------------------------------

                                     Wachovia Bank, National Association
                                     One Wachovia Center, Mail Code: NC0166
                                     301 South College Street
                                     Charlotte, North Carolina 28288
                                     Attention:         Marianne Hickman
                                     Facsimile No.:     (704) 715-0066
                                     Confirmation No.:  (704) 715-7818

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-3

CONSENTED TO BY:

THE PLEDGOR:                         NRFC SUB-REIT CORP.,
                                     a Maryland corporation

                                     By: /s/ Daniel R. Gilbert
                                        ----------------------------------------
                                     Name:  Daniel R. Gilbert
                                          --------------------------------------
                                     Title: Executive Vice President
                                           -------------------------------------

                                     NRFC Sub-REIT Corp.
                                     c/o NorthStar Realty Finance Corp.
                                     527 Madison Avenue
                                     New York, New York 10022
                                     Attention:         Mark E. Chertok
                                                        Richard McCready
                                                        Daniel R. Gilbert
                                     Facsimile No.:     (212) 208-2651
                                                        (212) 319-4558
                                     Confirmation No.:  (212) 319-2618
                                                        (212) 319-2623
                                                        (212) 319-3679

                                     with a copy to:

                                     Paul Hastings Janofsky & Walker LLP
                                     75 East 55th Street
                                     New York, New York 10022
                                     Attention:         Robert J. Grados, Esq.
                                     Facsimile No.:     (212) 230-7830
                                     Confirmation No.:  (212) 318-6923

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-4

CONSENTED TO BY:

THE CUSTODIAN:                       WELLS FARGO BANK, NATIONAL ASSOCIATION

                                     By: /s/ Karolyn Kleingartner
                                        ----------------------------------------
                                     Name:  Karolyn Kleingartner
                                          --------------------------------------
                                     Title: Corporate Trust Officer
                                           -------------------------------------

                                     Wells Fargo Bank, National Association
                                     751 Kasota Avenue
                                     Minneapolis, Minnesota 55414
                                     Attention:         Tina Hatfield,
                                                        Assistant Vice President
                                     Facsimile No.:     (612) 466-5416
                                     Confirmation No.:  (612) 466-5252

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-5

THE SWAP COUNTERPARTY:               WACHOVIA BANK, NATIONAL
                                     ASSOCIATION, a national banking association

                                     By: /s/ Delene M. Travella
                                         ---------------------------------------
                                     Name:  Delene M. Travella
                                           -------------------------------------
                                     Title: Director
                                            ------------------------------------

                                     Wachovia Bank, National Association
                                     One Wachovia Center, Mail Code:  NC0166
                                     301 South College Street
                                     Charlotte, North Carolina 28202-0600
                                     Attention:         Bruce M. Young, Senior
                                                        Vice President, Risk
                                                        Management
                                     Facsimile No.:     (704) 383-0575
                                     Confirmation No.:  (704) 383-8778

                                      S-6

                                                                      SCHEDULE 1
                                                                      ----------

                                 RAMP-UP PRICING

Advance Rate: 75%

Pricing Spread: 95 basis points; provided however, during the continuance of an
Event of Default, the Pricing Spread for each Transaction shall automatically be increased by an additional 500 basis points.

                                   Schedule 1